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                                                                  EXHIBIT 10.11


                          SOUTHWEST BANK OF ST. LOUIS
                             MASTER LEASE AGREEMENT


                                                MASTER LEASE NO. 132956-1039452


THIS MASTER LEASE AGREEMENT dated as of March 30, 1995, by and between SOUTHWEST BANK OF ST. LOUIS, (hereinafter called "Lessor"), 2301 South Kingshighway, St. Louis, Missouri 63110, and Erzinger Equipment Co. (hereinafter called "Lessee") having its chief executive office and principal place of business at 4303 Bi-State Industrial Drive, St. Louis, MO 63128-1913.

In consideration of the mutual agreements hereinafter set forth, and the payment of rent as herein provided for, the parties hereto agree as follows:

1.      LEASE AGREEMENT.

        Lease hereby leases to Lessee and Lessee hereby leases from Lessor all of the equipment and other tangible personal property described in each of the Equipment Schedule(s) which are executed from time to time by Lessor and Lessee pursuant to this Master Lease Agreement. Each Equipment Schedule shall constitute a separate lease on the terms and conditions stated therein and, to the extent not inconsistent with the Equipment Schedule, on the terms and conditions stated in this Master Lease Agreement which shall be incorporated by this reference into each Equipment Schedule. The term "Equipment" as used herein shall mean, with respect to any Equipment Schedule, the Equipment described therein. Lessee shall cause the Equipment to be delivered and installed at the location specified in the Equipment Schedule (the "Equipment Location"). Once installed, the Equipment will not be moved from the Equipment Location without Lessor's prior written consent.

2.      TERM.

        (a) This Master Lease Agreement shall be effective when signed by both parties and shall continue in effect until all obligations of Lessee under each Equipment Schedule are fully discharged.

        (b) The "Interim Rental Term" for each Equipment Schedule shall commence on the first day of the month following the month in which the Installation Date occurs, or the Installation Date if such date is the first day of the month ("Interim Rental Date") and shall continue thereon until the Commencement Date. The "Installation Date" shall be the earlier of (i) the date the Equipment is installed at the Equipment Location and declared acceptable by Lessee, or if Lessee causes a delay in the installation and acceptance, seven
(7) days after delivery of the Equipment; or (ii) if the Equipment is already in place under lease from another party and is being purchased by Lessor for lease to Lessee hereunder, the date Lessor pays for the Equipment. Lessee shall promptly sign and deliver to Lessor a Certificate of Acceptance as to the Equipment.

        (c) The "Commencement Date" shall be first day of the month following complete funding by the Lessor under any applicable lease commitment to Lessee. On said Commencement Date, all Equipment Schedules shall continue for the number of months specified in the respective Equipment Schedules ("Initial Lease Term"). Lessee hereby authorizes Lessor to insert the Commencement Date on the respective Equipment Schedules.

3.      RENT.

        As rent for the Equipment, Lessee shall pay to Lessor at its address set forth above, or at such other places as Lessor may hereafter designate, rent in the amount set forth in the Equipment Schedule payable in advance on the Commencement Date and on the first day of each month thereafter during the Initial Lease Term. Lessee shall pay Lessor "Interim Rent" in the amount set forth in the Equipment Schedule, payable in advance on the Interim Rental
Date, and on the first day of each month thereafter during the Interim Rental Term. If the Interim Rental Date is not the same date as the Installation Date, Lessee shall pay Lessor Interim Rate on the Installation Date for that period of time from the Installation Date up to, but not including, the Interim Rental Date in an amount equal to 1/30th of the Interim Rent amount multiplied by the number of days from (and including) the Installation Date.


4.      TAXES.

        (a) PAYMENT OF TAXES: Lessee covenants and agrees to pay to the appropriate taxing authority and discharge before the same become delinquent, all taxes, fees, or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed, assessed or payable ("Impositions") during the term of this Master Lease Agreement against Lessor, Lessee or the Equipment by any federal, state, country or local government or taxing authority upon or with respect to (i) the Equipment, (ii) the ordering, purchase, sale, ownership, use, operation, return or other disposition thereof,
(iii) the interim rental, monthly rental or any other sums due hereunder with respect to any Equipment Schedule, or (iv) the leasing of the Equipment (excepting only federal, state and local taxes measured by the net income of Lessor).

        (b) BILLING: Lessee shall, to the extent permitted by law, cause all impositions to be billed to Lessee. Lessee shall, at its expense, timely file all forms and returns and timely do all things required to be done in connection with the levy, assessment and payment of any impositions. Lessee shall submit written

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evidence to Lessor of the payment of all Impositions required to be paid by
Lessee hereunder promptly after such payment. Notwithstanding the foregoing, Lessor, in its sole discretions, may pay any Imposition itself or file any forms or returns with respect thereto. If Lessor pays any Imposition, Lessee shall promptly reimburse Lessor for such payment.

     (c) CONTEST: Lessee may contest any Imposition by appropriate legal proceedings, provided the nonpayment of such Imposition thereof or such proceedings will not, in the opinion of Lessor, adversely affect the title, property interest or rights of Lessor in the Equipment and provided further that, if requested by Lessor, Lessee shall give to Lessor security, sufficient in form and amount, in Lessor's reasonable judgment, to fully satisfy the amount of the contested Imposition, together with any interest or penalties thereon.

5.   DELIVERY AND RETURN.

     Lessee shall arrange for delivery and Lessee shall pay all delivery expenses (including, without limitation, transportation costs and the cost of in-transit insurance) associated with the delivery of Equipment from its previous location to the Equipment Location. Lessee shall inspect the Equipment upon delivery, identify any damage prior to accepting delivery, and note any such damage on the bill of lading or any other such delivery document. Costs of repair which are not recovered from the carrier shall be borne and promptly paid by Lessee. Lessee shall provide a suitable place for installation of the Equipment and all appropriate facilities as specified by the manufacturer. Lessee shall pay for the installation of the Equipment. Upon the termination of Lessee's right to possession of the Equipment (by expiration of the term of the relevant Equipment Schedule or otherwise) Lessee shall, in accordance with Lessor's instructions and at Lessee's expense (including, without limitation, transportation costs and the costs of in-transit insurance) return the Equipment to such location within the Continental United States as shall be designated by Lessor. Lessee shall reimburse Lessor for all expenses paid by Lessor associated with the return of the Equipment when billed. Lessee shall return the Equipment in the same operating order, repair, condition and appearance as when received, excepting only normal wear and tear, and with all engineering changes (prescribed by the manufacturer prior to the termination of Lessee's right of possession) incorporated in the Equipment. Lessee, at its expense, shall make any repairs necessary in order to certify that the Equipment is eligible for a manufacturer's maintenance contract acceptable to Lessor upon its return and shall have the Equipment certified as eligible for the same. In additional, Lessee further agrees that such Equipment may remain on its premises for up to thirty (30) days at no charge to Lessor for the purpose of storage, pending return shipment.

6.   EQUIPMENT CARE.

     (a) USE AND MAINTENANCE: Lessee shall, at its expense, maintain the Equipment in good operating order, repair, and condition. Lessee shall not use the Equipment for any purpose other than that for which it was designed, and shall use the Equipment in a careful and proper manner in conformance with the manufacturer's specifications. Lessee shall, at its expense, enter into and maintain in force for the Equipment, a maintenance contract with the manufacturer of the Equipment acceptable to the Lessor and shall provide Lessor with a copy of such contract, provided, however, Lessee shall not be required to enter into such a contract for any Equipment so long as the Equipment is under a manufacturer's warranty.

     (b) ALTERATIONS AND ATTACHMENTS: With the prior written consent of the Lessor, Lessee may at its expense, make alterations or add attachments to the Equipment which are removable and which do not diminish the value of the Equipment, do not interfere with the normal and satisfactory operation or maintenance of the Equipment or Lessee's ability to obtain the maintenance contract required in subparagraph (a) above. Upon the termination of Lessee's right to possession of the Equipment, any alterations or attachments to such Equipment shall become the property of Lessor unless removed at Lessee's expense prior to such termination. Lessor shall have the right, following termination of Lessee's right to possession of the Equipment, to remove any attachments or alterations made by Lessee to such Equipment and dispose of the same without any liability therefor to Lessee and Lessee shall pay the costs of such removal when billed.

     (c) INSPECTION: Lessee shall make the Equipment available to Lessor and Assignee (hereinafter defined) or the designees of any of them during normal working hours for inspection or for any other reasonable purpose.

7.   INSURANCE.

     During the term of this Master Lease Agreement, Lessee, at its expense, shall insure the Equipment against theft and all risks of loss or damage in an amount not less than the "Stipulated Loss Value" (hereinafter defined in the Equipment Schedule or Amendments thereto) and shall maintain a loss payable endorsement in favor of Lessor and its assigns. Lessee shall also maintain comprehensive general liability insurance, both personal injury and property damage, naming Lessor and its assigns as additional insured. All insurance shall be in form and amount and with a company satisfactory to Lessor and shall contain the insurer's agreement to give thirty (30) days written notice to Lessor and its assigns before cancellation of or material change to any policy of insurance. Upon the request of Lessor, Lessee shall deliver to Lessor certificates of insurance in compliance with the above, Lessee shall be liable for all deductible portions of all required insurance. Insurance proceeds shall be applied as set forth in Paragraph 8 hereof.

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8.   RISK OF LOSS OR DAMAGE.

     Lessee hereby assumes the entire risk of damage to or loss of the Equipment or any item thereof from any cause whatsoever, whether or not insured against, from and after the date the Equipment is delivered to the Equipment Location until return to Lessor. No damage to or loss of the Equipment shall alter or relieve Lessee of any obligation under this Master Lease Agreement, which shall continue in full force and effect. Lessee agrees to give Lessor prompt notice of any damage to or loss of the Equipment. In the event of damage to or loss of the Equipment or any item thereof, and irrespective of any payment from any insurance coverage maintained by Lessee, but applying full credit therefor, Lessee shall, at the option of Lessor (i) place the Equipment in good repair, condition and working order, or (ii) replace the Equipment with identical Equipment in good repair, condition and working order and transfer clear title to such replacement Equipment to Lessor whereupon such replacement Equipment shall be deemed the Equipment for all purposes hereof; or (iii) pay to Lessor, on the next rent payment date an amount equal to all rent and other amounts, if any, due at the time of such payment plus an amount equal to the remaining rental payments payable hereunder for the remainder of the initial Lease Term, or any renewal term then in effect, plus the amount due Lessor pursuant to Paragraph 14 hereof. Upon Lessor's receipt of such payment, this Master Lease Agreement shall terminate only with respect to such Equipment so paid for, and Lessee shall become entitled thereto AS IS, WHERE IS without any warranty whatsoever, express or implied.

9.   ASSIGNMENT.

     (a)    ASSIGNMENT, SUBLEASE OR RELOCATION BY LESSEE:  Upon at least thirty
(30) days prior written notice to Lessor, Lessee may assign or sublease Equipment to any party, or relocate Equipment to any location, within any state of the Continental United States, provided that Lessor or Assignee (hereinafter defined) in such party's sole discretion, shall have approved such assignee, sublease, or location and provided further that (i) all costs of any nature whatsoever (including any additional impositions and any additional expenses of insurance coverage) resulting from any relocation, assignment or sublease shall be borne by Lessee; (ii) any assignment or sublease shall be made expressly subject and subordinate to the terms of this Master Lease Agreement; and (iii) Lessee shall assign its rights under such assignment or sublease to Lessor or Assignee (hereinafter defined) as additional collateral and security for Lessee's obligations hereunder. In the event of a relocation, assignment, or sublease, Lessee and its assignee or its sublessee, shall cooperate with Lessor in taking all reasonable measures to protect the title of Lessor or Assignee (hereinafter defined) to and in the Equipment. No relocation, assignment, or sublease shall relive Lessee of its primary obligations under the relevant Equipment Schedule and this Master Lease Agreement.

     (b) ASSIGNMENT BY LESSOR: Lessor shall have the right to sell or otherwise dispose of any or all of the Equipment described on any Equipment Schedule, subject to the prior right of Lessee in such Equipment, and to assign its interest as Lessor under such Equipment Schedule or the Master Lease Agreement to any assignee ("Assignee"). Lessee hereby consents to and shall acknowledge such assignment or assignments as shall be designated by written notice to Lessee by Lessor. Lessee further covenants and agrees that:

    (1) Any such Assignee shall have and be entitled to exercise any and all discretions, rights and powers of Lessor under the Equipment
           Schedule in which it has an interest, provided that an Assignee shall not be obligated to perform any of the obligations of Lessor;

    (2) Lessee shall pay directly to the Assignee all rental payments and all other sums due upon receipt of notice of any assignment and of instructions to do so; and

    (3) After an assignment to an Assignee, Lessee's obligations hereunder including its obligation to pay the rental payments and any and all other amounts payable under the Equipment Schedule by Lessee shall remain absolute and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, off-set, or counterclaim available to Lessee against Lessor for any reason whatsoever.

10.  FINANCIAL INFORMATION.

     Lessee covenants for the benefit of Lessor and any Assignee that when requested from time to time by Lessor, Lessee will promptly deliver to Lessor and any Assignee current financial statements and other reasonable business information and cause to be delivered current financial information or statement on any guarantor of Lessee's obligations hereunder.

11.  EVENTS OF DEFAULT.

     The occurrence of any of the following shall constitute an "Event of Default" hereunder:

      (a) Lessee fails to pay when due any installment of rent or other payment required hereunder and such failure continues for fifteen
            (15) days;

      (b) Lessee fails to pay when due any other sums owing by Lessee to Lessor, or to any other party, under any other agreement for indebtedness or borrowed money.

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      (c)   Lessee fails to observe or perform any of the provisions required to be observed or performed by Lessee hereunder or breaches any representation or warranty contained herein or any other document furnished Lessor in connection herewith, and such failure or breach shall continue unremedied for a period of fifteen (15) days;

      (d) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they come due, or consents to the appointment of a trustee or receiver, or if either shall be appointed for it or for all or a substantial part of its property; or

      (e) Any petition or proceeding is filed by or against Lessee under any federal or state bankruptcy or insolvency law or similar law providing for the relief of debtors.

12.   REMEDIES UPON DEFAULT.

      (a) Upon the occurrence of an Event of Default and at any time thereafter, Lessor may, in its sole discretion, do any one or more of the following:

      (1)   By notice to Lessee terminate this Master Lease Agreement;

      (2) Proceed by appropriate court action to enforce performance of the items of this Master Lease Agreement and/or recover damages for the breach thereof;

      (3) Whether or not this Lease is terminated, take possession of the Equipment wherever located, without demand, notice, liability, court order or other process of law and for purposes thereof, Lessee hereby authorizes Lessor or its agents to enter upon the premises where such Equipment is located; or cause Lessee, and Lessee hereby agrees, to return such Equipment to Lessor in accordance with Paragraph 5 hereof; or

      (4) By notice to Lessee declare as immediately due and payable and recover from Lessee, as liquidated damages and not as a penalty; the remaining rental payments payable hereunder for the remainder of the Initial Lease Term, or any renewal term then in effect, together with all sums then due and unpaid or recoverable hereunder.

      (b) Upon return or repossession of the Equipment, Lessor shall use reasonable efforts to sell, release or otherwise dispose of such Equipment, in such manner and upon such terms as Lessor may determine in its sole discretion, with or without notice to Lessee which Lessee hereby waives. Lessor shall be entitled to the benefit of any available manufacturer warranties. Upon disposition of the Equipment, Lessor shall credit the Net Proceeds (hereinafter defined) to the liquidated damages paid or payable by Lessee. Proceeds upon the sale of the Equipment shall be the sales price less an amount equal to the remaining rental payments payable hereunder for the remainder of the Initial Lease Term, or any renewal term then in effect. Proceeds upon a release of the Equipment shall be all rents to be received for a term not to exceed the remaining Initial Lease Term, or any renewal term then in effect, less an amount equal to the remaining rental payments payable hereunder for the remainder of the Initial Lease Term, or any renewal term then in effect. "Net Proceeds" shall be the Proceeds of sale or re-lease less all costs and expenses incurred by Lessor in recovery, storage and repair of the Equipment, and the disposition thereof, or otherwise as a result of Lessee's default, including any court costs and reasonable attorneys' fees. Lessee shall remain liable for the amount by which all sums, including liquidated damages, due from Lessee exceed the Net Proceeds. Net Proceeds in excess of all sums, including liquidated damages, due from Lessee, shall be deemed the property of and shall be reclaimed by Lessor.

      (c) No termination, repossession or other act by Lessor in the exercise of its rights and remedies upon an Event of Default shall relieve Lessee from any of its obligations hereunder. No remedy referred to in this paragraph is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. Lessee shall in any event be liable to Lessor for all costs and expenses, including court costs and reasonable attorneys' fees, incurred as a result of Lessee's default or in the enforcement of Lessor's rights and remedies hereunder. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee, or waiver of any of Lessor's rights.

13.   INDEMNIFICATION.

      Lessee shall and does hereby indemnify and hold Lessor and any Assignee, harmless from and against any and all claims, costs, attorneys' fees, expenses, damages and liabilities arising out of the manufacture, ownership, purchase, selection, possession, leasing, operation, control, use, maintenance, delivery, or return or other disposition of the Equipment, any claim for patent, trademark or copyright infringement or any claim arising out of strict liability in tort. This indemnity shall survive the expiration or other termination of this Master Lease Agreement and any Equipment Schedules executed in connection herewith.


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14.     TAX INDEMNIFICATION.

        (a) This Master Lease Agreement is entered into on the basis that Lessor shall be the owner of the Equipment for federal, state and local tax purposes and entitled to such deductions, credits and other benefits (hereinafter collectively referred to as "Tax Benefits") as are provided an owner of property, including but not limited to:

        (1) The maximum cost recovery deductions for the Equipment as determined under Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"); and

        (2) Interest deductions in the full amount of any interest paid or accrued with respect to any loan made to Lessor to finance the purchase of the Equipment.

If, with respect to any item of Equipment, Lessor shall not have or shall lose the right to claim all or any portion of the Tax Benefits or if all or any portion of the Tax Benefits shall be disallowed or recaptured (hereinafter referred to as "Tax Benefit Loss"), then subject to the exceptions set forth below in Paragraph 14(c), Lessee shall, within thirty (30) days after written notice from Lessor that a Tax Benefit Loss has occurred, pay to Lessor at Lessor's option, either a lump-sum payment or an increase to the remaining monthly payments due under this Master Lease Agreement in an amount which, after taking into account the effects of interest, penalties and additional taxes payable by Lessor as a result of the Tax Benefit Loss and the receipt of payment hereunder will cause Lessor's net effective after-tax return over the term of this Master Lease Agreement to equal the net effective after-tax return which would have been available if Lessor had been entitled to the utilization of all the Tax Benefits.

        (b) For purposes hereof a Tax Benefit Loss shall occur upon the earliest of (i) the happening of an event which causes such Tax Benefit Loss,
(ii) the payment by Lessor to the Internal Revenue Service or the applicable revenue office of the tax increase (including any penalties and interest thereon) resulting from such Tax Benefit Loss, or (iii) the adjustment of the tax return of Lessor to reflect such Tax Benefit Loss.

        (c) The foregoing notwithstanding, Lessor shall not be entitled to a payment hereunder on account of any Tax Benefit Loss directly attributable to any of the following: (i) any act on the part of Lessor which is the sole cause of a Tax Benefit Loss; or (ii) the failure of Lessor to have sufficient taxable income or tax liability to utilize such Tax Benefits.

        (d) This section is expressly made for the benefit of, and shall be enforceable by Lessor, any person, firm, corporation or other entity to which Lessor transfers title to, or a portion of, the Equipment, and their successors and assigns ("Owner"). For purposes hereof, the term "Owner" shall include an affiliated group (within the meaning of the Code) of which it is a member for any year in which a consolidated income tax return is filed for such affiliated group. Lessee agrees to indemnify and hold any such Owner harmless from any Tax Benefit Loss on the same terms and to the same extent as it would have indemnified and held Lessor harmless as if said Owner were the Lessor hereunder. All of Lessor's rights and privileges arising from the indemnities contained herein shall survive the expiration or other termination of this Master Lease Agreement.

15.     WARRANTIES

        (a) AFFIRMATIVE WARRANTY: Lessor represents and warrants that it will have legal title to the Equipment leased hereunder and that during the term of this Master Lease Agreement, if no Event of Default has occurred, Lessee's quiet enjoyment and peaceable possession of the Equipment shall not be interrupted by Lessor or anyone claiming through or under Lessor.

        (b) DISCLAIMER OF WARRANTIES: LESSEE ACKNOWLEDGES THAT LESSEE MADE THE SELECTION OF THE EQUIPMENT BASED ON ITS OWN JUDGMENT AND IS NOT RELYING ON LESSOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH GOODS SUITABLE FOR ANY PARTICULAR PURPOSE, LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, DIRECTLY OR INDIRECTLY, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF MERCHANTABILITY AND OF FITNESS, CAPACITY OR DURABILITY FOR ANY PARTICULAR PURPOSE AND/OR WARRANTIES AS TO THE DESIGN OR CONDITION OF THE EQUIPMENT AND THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, INCLUDING ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, TO ANY EXTENT WHATSOEVER, RELATING TO OR ARISING OUT OF THE SELECTION, QUALITY, CONDITION, MERCHANTABILITY, SUITABILITY, FITNESS, OPERATION OR PERFORMANCE OF THE EQUIPMENT. NO DEFECT IN OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF ITS OBLIGATIONS UNDER THIS MASTER LEASE AGREEMENT. Lessee agrees that Lessor assumes no liability for and makes no representation as to the treatment by Lessee of this Master Lease Agreement, the Equipment or the rent payments or other sums due hereunder for financial statement or tax purposes.

        (c) MANUFACTURER WARRANTIES: For the term of this Master Lease Agreement, Lessor hereby assigns to Lessee and Lessee may have the benefit of any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment to the extent assignable by Lessor, provided, however, that Lessee's sole remedy for the breach of any such warranty, indemnification or service agreement shall be against the manufacturer and not against Lessor or any Assignee, nor shall any such breach have any effect whatsoever on the rights and obligations of either party with respect to this Master Lease Agreement.



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16.  NET LEASE.

     Each Equipment Schedule constitutes a Net Lease. Lessee shall be solely responsible for all costs and expenses of every nature arising out of possession, use, and operation of the Equipment. Lessee's obligation to pay rental and all other sums due hereunder shall be absolute and unconditional and shall not be subject to any set-off, abatement, counterclaim, recoupment, defense, or any other right that Lessee may have against Lessor. Except as expressly provided for herein, neither this Master Lease Agreement, nor any Equipment Schedule, shall terminate nor shall the obligations of Lessee be affected by any reason of any defect in, damage to, or any loss or destruction of the Equipment, from any cause whatsoever, or the interference with the use thereof by any private person, corporation, or governmental authority or as a result of any war, riot, insurrection or act of God. It is the express intention of Lessor and Lessee that all rental payments by Lessee under each Equipment Schedule shall be and continue to be payable in all events throughout the terms thereof.

17.  PERFORMANCE AND EXECUTION.

     Lessee represents and warrants to Lessor both as of the date hereof and as of the date of each Equipment Schedule (i) that the execution and performance of this Master Lease Agreement and Equipment Schedule has been duly authorized by Lessee and that upon execution by Lessee and Lessor this Master Lease Agreement and each Equipment Schedule will constitute a valid obligation binding upon, and enforceable against, Lessee in accordance with the terms of the Master Lease Agreement and each Equipment Schedule; (ii) that neither the execution of this Master Lease Agreement or any Equipment Schedule nor the due performance thereof by Lessee, will result in any breach of, or constitute any default under or violation of Lessee's articles of incorporation or similar organizational documents, Lessee's by-laws or any agreement to which Lessee is a party or by which any interest of Lessee may be affected; (iii) that Lessee is in good standing in its state of incorporation or similar organization and in the states where any of the Equipment is to be located; (iv) that the persons executing this Master Lease Agreement and each Equipment Schedule on behalf of Lessee have been duly authorized to do so; and (v) that any and all financial statements and other information with respect to Lessee heretofore furnished by Lessee to Lessor in connection with negotiations concerning one or more Equipment Schedules were, when furnished, and remain at the time of execution of any Equipment Schedule, true and without any misleading omissions, excepting any changes which have been disclosed in a written notice to Lessor.

18.  MISCELLANEOUS.

     (a)  TITLE:  The Equipment is and at all times shall remain the property of Lessor.  Lessee shall have no right, title or interest in the
Equipment, except as set forth herein.   This Master Lease Agreement is
intended to be a true lease and not a lease intended as security or lease in the nature of a security interest. Lessee shall, at its expense, protect and defend Lessor's title to the Equipment and the interest of any Assignee against all persons claiming against or through Lessee. Lessee shall keep and maintain the Equipment free and clear of all liens and encumbrances (other than those placed on the same by Lessor and the liens for current taxes not yet payable). At Lessor's request, Lessee shall mark, or affix plates to, each item of Equipment to indicate Lessor's ownership thereof.

     (b) FIXTURES: Lessee covenants and agrees that the Equipment is and shall at all times remain personal property regardless of the manner in which it may be installed. Lessee agrees that Lessee will not affix any of the Equipment to any real property, if, as a result thereof, the Equipment will become a fixture under applicable law.

     (c) ENTIRE AGREEMENT: This Master Lease Agreement (together with all schedules and attachments hereto) constitutes the entire agreement between Lessor and Lessee and no provision hereof may be amended or modified except in writing signed by Lessor and Lessee. No provision of this Master Lease Agreement may be waived except in writing signed by the party from whom such waiver is sought and any such waiver shall be effective only in the specific instance and for the specific purpose given.

     (d) NOTICES: All notices hereunder shall be in writing and shall be delivered in person or sent by United States mail, to the address of the party contained herein, and shall be deemed received five (5) days after deposit in the United States Mail with postage prepaid. Either party may change its address for notice purposes by notifying the other party in the manner aforesaid of such change. Lessee shall also send copies of all notices sent to Lessor and to Assignee (if any).

     (e) SEVERABILITY: Any provision hereof prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective as to such jurisdiction without invalidating the remaining provisions of this Master Lease Agreement; provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Lessee and Lessor to the full extent permitted by law.

     (f) GOVERNING LAW: This Master Lease Agreement and all Equipment Schedules and any other instruments executed in connection herewith shall be governed by, and construed and interpreted under, the laws of the state of Missouri.

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

     (g) PERFORMANCE OF LESSEE'S OBLIGATIONS: If Lessee shall fail to make any payment or perform any act required by this Master Lease Agreement or any Equipment Schedule, Lessor may at Lessee's expense, but shall not be obligated to, make such payment or perform such act without notice to or demand upon Lessee without waiving or releasing any obligation or Event of Default. Lessee shall, when billed, reimburse Lessor for any expense incurred hereunder by Lessor in performing Lessee's obligations.

     (h) OVERDUE PAYMENTS: Any rental due to Lessor under this Master Lease Agreement, if not paid within fifteen (15) days of its due date, shall accrue interest from the due date at the rate of eighteen percent (18%) per annum or the maximum rate allowable by law, whichever is less. Any other amounts payable to Lessor by Lessee under this Master Lease Agreement or any Equipment Schedule are due and payable within fifteen (15) days after the billing date, and if not paid on or before such due date, shall accrue interest from the due date until paid at the rate of eighteen percent (18%) per annum or the maximum rate allowable by law, whichever is less.

     (i) SURVIVAL: All representations, warranties, indemnities, and covenants contained in this Master Lease Agreement and in any Equipment Schedule shall continue in full force and effect and shall survive notwithstanding the full payment of all amounts due hereunder or the termination of Lessee's right to possession of any Equipment.

     (j) ADDITIONALLY REQUIRED DOCUMENTS: Lessee shall provide Lessor with such documents as Lessor may reasonably request from time to time including, but not limited to, resolutions, opinions of counsel, financial statements, UCC Financing Statements or waiver or subordination documents.

     (k) HEADINGS: Headings and captions are for convenience of reference only and shall not be construed as part of this Master Lease Agreement.

     (l) DELIVERY FOR EXAMINATION: Submission of the form of this Master Lease Agreement for examination shall not bind Lessor in any manner and no obligation shall arise until this instrument is signed by both Lessor and Lessee.

     (m) TERMS IN EQUIPMENT SCHEDULES: If the provisions of any Equipment Schedule are inconsistent with the provisions of this Master Lease Agreement then the provisions of such Equipment Schedule shall control.

     (n) PURCHASE/LEASE BACK: In the event Lessor is purchasing any of the Equipment from Lessee then Lessor's performance hereunder is conditioned on Lessee's performance under any sales contract for such Equipment.

     (o) AUTHORIZATION TO DATE, COMPLETE BLANKS, AND CORRECT ERRORS: Lessee hereby irrevocably authorizes Lessor and Lessor's agents, representatives, and employees to date, to complete any blank spaces contained in, and to correct any errors appearing in, this Master Lease Agreement, any Equipment Schedule or in any documents relating thereto.

     (p) STATUTORY NOTICE: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (LESSEE) AND US (LESSOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

    IN WITNESS WHEREOF, Lessor and Lessee have signed this Master Lease Agreement as of the date set forth above.

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LESSOR:                             LESSEE:

      SOUTHWEST BANK OF ST. LOUIS           ERZINGER EQUIPMENT CO.
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BY:

      /s/ Lansden McCandless, III           /s/ Michael Falconite

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PRINTED NAME AND TITLE:             PRINTED NAME AND TITLE:
      Lansden McCandless, III               Michael Falconite
      Vice President                        Secretary
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